UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  July 15, 2005



                      Morgan Stanley Charter Campbell L.P.
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             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                       0-50064                   01-0710311
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)



c/o Demeter Management Corporation, 330 Madison Avenue, 8th Floor,
New York, NY                                                            10017
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:   (212) 905-2700



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

      On July 15, 2005, the Registrant, Morgan Stanley Charter Graham L.P., Morgan Stanley Charter Millburn L.P., Morgan Stanley Charter MSFCM L.P., Demeter Management Corporation, the general partner of the Registrant, and Morgan Stanley DW Inc., an affiliate of the general partner and the non-clearing commodity broker for the Registrant, amended the Amended and Restated Selling Agreement, dated as of July 29, 2002, as amended by Amendment No. 1 to the Selling Agreement, dated February 26, 2003, and as further amended by Amendment No. 2 to the Selling Agreement dated April 28, 2004, to: (i) reduce the initial gross sales credit to be received by qualified employees of Morgan Stanley DW Inc.; (ii) revise the continuing compensation gross sales credit to be received by qualified employees of Morgan Stanley DW Inc.; (iii) change the commencement month of the period of payment of continuing compensation gross sales credit; and (iv) reduce the commission and continuing compensation gross sales credit to be received by additional sellers.

      Such changes were made in connection with the amendment to the Amended and Restated Customer Agreement, dated as of August 31, 2002, by and between the Registrant and Morgan Stanley DW Inc., as amended by Amendment No. 1 to the Customer Agreement, dated July 31, 2003, in which monthly brokerage fees, as of July 1, 2005, payable to Morgan Stanley DW Inc., were reduced from a monthly brokerage fee percentage of 1/12 of 6.25% (a 6.25% annual rate) to a monthly brokerage fee percentage of 1/12 of 6.00% (a 6.00% annual rate).

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(c)  Exhibits

Exhibit 1.1 Amendment No. 3 to Morgan Stanley Charter Series Amended and Restated Selling Agreement, dated July 15, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY CHARTER CAMPBELL L.P.

Date:  July 18, 2005                By:   Demeter Management Corporation
                                          as General Partner

                                    /s/ Jeffrey A. Rothman
                                    -----------------------------------------
                                    Name:  Jeffrey A. Rothman
                                    Title: President

                                INDEX TO EXHIBITS
                                -----------------



Item 601(a) of
Regulation S-K                                               Paper (P) or
Exhibit No.             Description                         Electronic (E)
--------------          -----------                         --------------

1.1                     Amendment No. 3 to Morgan                  E
                        Stanley Charter Series
                        Amended and Restated Selling
                        Agreement, dated July 15, 2005